                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               BLAIR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                            ------------------------

                NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF
                               BLAIR CORPORATION
                     to be held on Tuesday, April 15, 2003

                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of Blair Corporation (the "Company"), a Delaware corporation, will be held in the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania, on Tuesday, April 15, 2003, at 11:00 a.m., for the following purposes:

     1. To elect eleven directors to serve for a term of one year and until their successors are elected and qualified;

     2. To approve an increase in the number of shares of common stock authorized for issuance under the Company's 2000 Omnibus Stock Plan;

     3. To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the year 2003; and

     4. To transact such other business as may lawfully come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any postponements or adjournments thereof.

     To assure that your shares are represented at the meeting, please date, sign and return the enclosed proxy. A postage-paid, self addressed envelope is enclosed for your convenience in returning the proxy. If you decide to attend the meeting, you may revoke the proxy at any time before it is voted.

                                                        DAVID A. BLAIR
                                                        Secretary

Dated: March 14, 2003
       Warren, Pennsylvania

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                                                                  March 14, 2003

                                PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement solicits proxies on behalf of the management of Blair Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company, to be held at 11:00 a.m. on Tuesday, April 15, 2003, at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Company's principal executive offices are located at 220 Hickory Street, Warren, Pennsylvania 16366.

     Under Delaware law, any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The shares represented by proxies received by the Company's management will be voted at the meeting, or at any adjournment thereof, in accordance with the specifications made therein. If no specification is made on a proxy card, it will be voted FOR the nominees listed on the proxy card and FOR the other matters specified on the proxy card. All proxies not voted will not be counted toward establishing a quorum. Stockholders should note that while broker non-votes and votes to ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of the proxy card, however, confers on the designated proxy holders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the 2002 Annual Report of the Company, including financial statements and a description of the Company's operations for 2002, accompanies this Proxy Statement, but is not incorporated in this Proxy Statement by this reference. This Proxy Statement, Notice of Meeting and the enclosed proxy card are first being mailed to stockholders on or about March 14, 2003.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

     The close of business on February 21, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As reported by the transfer agent, there were 8,042,080 shares of the Company's Common Stock outstanding as of the Record Date.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock outstanding on February 21, 2003 will constitute a quorum. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the enclosed proxy card enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the increase in the number of shares authorized for issuance under the Company's 2000 Omnibus Stock Plan (the "Omnibus Plan"), a stockholder may:
(i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Plan, the amendment to the Omnibus Plan must be approved by a majority of the votes present in person or by proxy at the meeting. Therefore, for the purposes of the proposal to amend the Omnibus Plan, proxies marked ABSTAIN will be treated as votes AGAINST the proposal.

     As to the ratification of Ernst & Young LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's bylaws, all such matters shall be determined by a plurality of the votes cast without regard to either (a) broker non-votes, or (b) proxies marked ABSTAIN as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     (a) Security Ownership of Certain Beneficial Owners. The table below sets forth information as of February 21, 2003 with respect to each person and institution known to the Company's management to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

NAME AND ADDRESS                                      AMOUNT AND NATURE OF    PERCENT
OF BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   OF CLASS*
-------------------                                   --------------------   ---------
The PNC Financial Services Group, Inc.
249 5th Avenue
Pittsburgh, PA 15222................................        625,262(1)         7.77%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401..............................        589,100(2)         7.33%

FMR Corp.
82 Devonshire Street
Boston, MA 02109....................................        782,900(3)         9.74%

Paradigm Capital Management, Inc.
Nine Elk Street
Albany, NY 12207....................................        401,800(4)         5.00%

Advisory Research, Inc.
180 North Stetson Street, Suite 5780
Chicago, IL 60601...................................        419,132(5)         5.21%

---------------

 * For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is 8,042,080, which amount represents the figure reported as outstanding by the transfer agent as of the Record Date.

(1) PNC Bank, N.A., a wholly owned subsidiary of PNC Bancorp, Inc. which is itself a wholly owned subsidiary of PNC Financial Services Group, Inc., is deemed to have beneficial ownership of 625,262 shares of the Company's Common Stock as of December 31, 2002.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 12, 2003 by PNC Financial Services Group.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 589,100 shares of the Company's Common Stock as of December 31, 2002, all of which shares are held in portfolios of four registered investment companies, for which Dimensional serves as investment advisor, and certain other investment vehicles, including co-mingled group trusts and separate accounts, for which Dimensional serves as investment manager. All of the shares are owned by the portfolios and Dimensional disclaims beneficial ownership of all such shares.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 12, 2003 by Dimensional Fund Advisors, Inc.

(3) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 782,900 shares of the Company's Common Stock as of December 31, 2002, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 782,900 shares of the Common Stock outstanding of the Company as of December 31, 2002. The Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 13, 2003 by FMR Corp.

(4) Paradigm Capital Management, Inc. ("Paradigm"), a registered investment advisor, is deemed to have beneficial ownership of 401,800 shares of the Company's Common Stock as of December 31, 2002. All of such shares are owned by advisory clients of Paradigm.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 14, 2003 by Paradigm Capital Management, Inc.

(5) Advisory Research, Inc. ("ARI"), a registered investment advisor, is deemed to have beneficial ownership of 419,132 shares of the Company's Common Stock as of December 31, 2002.

    This information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 14, 2003 by Advisory Research, Inc.

     (b) Security Ownership of Management. The following table sets forth, as of February 21, 2003, certain information with respect to the Company's Common Stock owned beneficially by each director and nominee for election as a director, the named executive officers included below under "Executive Compensation," and by all current directors and executive officers of the Company as a group.

                                                NUMBER OF SHARES
NAME OF                                          AND NATURE OF                         PERCENT
BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP (1)                  OF CLASS**
----------------                            ------------------------                  ----------
David A. Blair............................           49,029(2)(3)(4)(5)(6)(7)                *
Robert W. Blair...........................          283,390(3)(4)(6)(7)                  3.52%
Steven M. Blair...........................           32,312(4)(5)(7)                         *
Robert D. Crowley.........................           25,417(4)(5)                            *
Harriet Edelman...........................              -0-(8)                               *
Bryan J. Flanagan.........................            5,834                                  *
John O. Hanna.............................           10,300(4)                               *
Craig N. Johnson..........................            4,650                                  *
John A. Lasher............................           20,610(5)                               *
Murray K. McComas.........................           59,525(4)(8)                            *
Thomas P. McKeever........................           29,734(5)                               *
Ronald L. Ramseyer........................            1,075                                  *
Michael A. Schuler........................              -0-                                  *
Kent R. Sivillo...........................           23,994(5)(6)                            *
Blair T. Smoulder.........................           49,651(4)(5)(6)                         *
John E. Zawacki...........................           56,247(4)(5)                            *
All directors and executive officers as a
  group (includes 27 persons).............          810,146(2)(3)(4)(5)(8)(9)(10)        10.1%

---------------

 *   Does not exceed 1%

 ** For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is the number of shares of Common Stock reported as outstanding by the transfer agent as of the Record Date (8,042,080).

 (1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

 (2) Such share totals include, with respect to David A. Blair, 39,500 shares held in a revocable trust established by David A. Blair and administered by a commercial bank.

 (3) The share totals include the following shares of stock held by a bank as trustee for the benefit of the indicated nominee, as to which the indicated nominees have no voting or investment power, beneficial interest in which shares is disclaimed by such nominees: David A. Blair (200 shares) and Robert W. Blair (43,500 shares).

 (4) The share totals include the following shares of Common Stock held by and for the benefit of members of the immediate families of certain nominees and executive officers, as to which the indicated nominees and executive officers have no voting or investment power, beneficial interest in which is disclaimed by such nominees and executive officers: David A. Blair (2,995 shares), Robert W. Blair (7,160 shares), Steven M. Blair (7,500 shares), Robert D. Crowley (10,748 shares), John O. Hanna (1,800 shares), Murray K. McComas (980 shares), Blair T. Smoulder (8,500 shares) and John
     E. Zawacki (18,079 shares).

 (5) The share totals include the following shares of Common Stock underlying stock options granted by the Company, which are exercisable now or within 60 days of the Record Date: David A. Blair (2,334 shares), Steven M. Blair (3,067 shares), Robert D. Crowley (4,735 shares), John A. Lasher (4,735 shares), Thomas P. McKeever (6,534 shares), Kent R. Sivillo (4,534 shares), Blair T. Smoulder (10,334 shares), John E. Zawacki (20,168 shares), and all directors and executive officers listed as a group (95,584).

 (6) David A. Blair, Robert W. Blair, Kent R. Sivillo, and Blair T. Smoulder will retire as directors effective as of the close of business on April 14, 2003 and will not stand for reelection.

 (7) David A. Blair is the nephew of Robert W. Blair. Steven M. Blair is not related to either Robert W. Blair or David A. Blair.

 (8) The share totals do not include the following shares which were deferred pursuant to the Company's Stock Accumulation and Deferred Compensation Plan for non-management directors: Harriet Edelman (1,325 shares), Murray K. McComas (1,500 shares), and all directors and executive officers listed as a group (2,825).

 (9) The share totals include 3,765 shares of Common Stock which are held by or for the benefit of members of the immediate families of executive officers of the Company not identified individually in this chart, as to which such executive officers have no voting or investment power, beneficial interest in which is disclaimed by such executive officers.

(10) Such share totals include an aggregate of 7,100 shares of Common Stock jointly owned by the directors and executive officers with their spouses.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                       PROPOSAL 1. ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect eleven directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The persons named in the proxy intend to vote the proxy for the election as directors of the nominees named below. If, however, any nominee is unwilling or unable to serve as a director, which is not now expected, the persons named in the proxy reserve the right to vote for such other person as may be nominated by management. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

     The table below sets forth the name of each nominee for election as a director and the nominee's age, position with the Company, business experience and principal occupation during the past five years, and family relationships with other directors. With the exception of Bryan J. Flanagan, who was appointed as a director on July 16, 2002, and Michael A. Schuler, who is a first-time nominee, all of the nominees were elected as directors at the Company's 2002 Annual Meeting of Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED BELOW.

                                                                           BUSINESS
                                 POSITION WITH       DIRECTOR          EXPERIENCE DURING
NAME                   AGE          COMPANY           SINCE             PAST FIVE YEARS
----                   ---          -------           -----             ---------------
Steven M. Blair......  59      Director and Vice       1986     Vice President (Customer
                              President (Customer               Services) for the past five
                                   Services)                    years.

Robert D. Crowley....  53     Director and Senior      1994     Senior Vice President
                                Vice President                  (Menswear, Home, and Marketing
                             (Menswear, Home, and               Services), July,
                              Marketing Services)               2002 - present; Vice President
                                                                (Menswear), June, 1981 - July,
                                                                2002.

Harriet Edelman......  47          Director            2001     Senior Vice President and Chief
                                                                Information Officer, Avon
                                                                Products, Inc., New York, NY,
                                                                January, 2000 - present; Group
                                                                Vice President (Global
                                                                Operations), Avon Products,
                                                                Inc., New York, NY, June,
                                                                1998 - January, 2000; Vice
                                                                President (Customer Service)
                                                                Avon Products, Inc., New York,
                                                                NY, November, 1995 - May, 1998.

Bryan J.
  Flanagan(1)........  50    Director, Senior Vice     2002     Chief Financial Officer, June,
                             President, and Chief               2002 - present; Senior Vice
                               Financial Officer                President, July,
                                                                2002 - present; Chief Financial
                                                                Officer and Chief Operating
                                                                Officer, Mattress Discounters
                                                                Corporation, Upper Marlboro,
                                                                MD, July, 2000 - November,
                                                                2001; Senior Vice President
                                                                (Financial Operations),
                                                                Security Capital Group Inc., El
                                                                Paso, TX, June, 1995 - June,
                                                                2000.

                                                                           BUSINESS
                                 POSITION WITH       DIRECTOR          EXPERIENCE DURING
NAME                   AGE          COMPANY           SINCE             PAST FIVE YEARS
----                   ---          -------           -----             ---------------
John O. Hanna........  71     Director and Member      1992     Member of Executive Committee,
                                 of Executive                   January, 2000 - present;
                                   Committee                    Chairman of the Board of
                                                                Directors, Northwest Bancorp,
                                                                Inc., Warren, PA, July,
                                                                2001 - present; Director,
                                                                President and Chief Executive
                                                                Officer, Northwest Bancorp,
                                                                Inc., Warren, PA, November,
                                                                1994 - July, 2001; Chairman,
                                                                Northwest Savings Bank, Warren,
                                                                PA, July, 1998 - present;
                                                                Director, President and Chief
                                                                Executive Officer, Northwest
                                                                Savings Bank, Warren, PA,
                                                                January, 1972 - July, 1998;
                                                                Director, Jamestown Savings
                                                                Bank, Jamestown, NY, November,
                                                                1995 - present; President and
                                                                Chief Executive Officer,
                                                                Jamestown Savings Bank,
                                                                Jamestown, NY, July, 1998 -
                                                                present.

Craig N. Johnson.....  61     Director and Member      1997     Member of Executive Committee,
                                 of Executive                   January, 2000 - present;
                                   Committee                    Managing Director and Partner,
                                                                Glenthorne Capital, Inc.,
                                                                Philadelphia, PA, February,
                                                                1994 - February, 2002.

Murray K. McComas....  66    Chairman of the Board     1977     Chairman of the Board and
                                 and Member of                  Member of Executive Committee
                              Executive Committee               for the past five years;
                                                                President and Chief Executive
                                                                Officer, October,
                                                                1987 - December, 1999.

Thomas P. McKeever...  54     Director and Senior      1994     Senior Vice President
                                Vice President                  (Operations and
                                (Operations and                 Administration), July 2002 -
                                Administration)                 present; Vice President
                                                                (Corporate Affairs and Human
                                                                Resources) January, 1997 - July
                                                                2002; Member of Executive
                                                                Committee, October,
                                                                1996 - January, 2000; Director,
                                                                Blair Holdings, Inc.,
                                                                September, 1996 - September,
                                                                2001; Manager and Vice
                                                                President, Blair Payroll LLC,
                                                                May, 2000 - present.

Ronald L. Ramseyer...  60          Director            2001     President of Direct Marketing,
                                                                Bass Pro Shops, Springfield,
                                                                MO, April, 2001 - November,
                                                                2002; President and Chief
                                                                Executive Officer, Macy's By
                                                                Mail, Inc., September,
                                                                1997 - March, 2001.

                                                                           BUSINESS
                                 POSITION WITH       DIRECTOR          EXPERIENCE DURING
NAME                   AGE          COMPANY           SINCE             PAST FIVE YEARS
----                   ---          -------           -----             ---------------
Michael A. Schuler...  53      Director Nominee          --     President and CEO, Donerail
                                                                Investments, Ltd., Bradford,
                                                                PA, March, 2001 - Present;
                                                                Chairman of Audit Committee,
                                                                National City Corporation,
                                                                Cleveland, OH, 2000 - 2002;
                                                                Board Member, Audit Committee
                                                                Member, Public Policy Committee
                                                                Member, National City
                                                                Corporation, Cleveland, OH,
                                                                1996 - 2002; Chairman,
                                                                President and CEO, Zippo
                                                                Manufacturing Co., Bradford,
                                                                PA, September, 1986 - March,
                                                                2001.

John E. Zawacki......  54    Director, President,      1988     President and Chief Executive
                                Chief Executive                 Officer, December,
                              Officer, and Member               1999 - present; Member of
                                 of Executive                   Executive Committee for the
                                   Committee                    past five years; Manager and
                                                                President, Blair Payroll LLC,
                                                                May, 2000 - present; Vice
                                                                President (Womenswear),
                                                                January, 1988 - December, 1999.

---------------

(1) Bryan J. Flanagan's previous employer, Mattress Discounters Corporation, filed for Chapter 11 bankruptcy protection in October, 2002, approximately one year after his departure from the company.

     The table below sets forth the name of each executive officer of the Company not listed above, his or her name, age, position with the Company, present principal occupation and business experience during the past five years.

                                                      EXECUTIVE            BUSINESS
                                   POSITION WITH       OFFICER         EXPERIENCE DURING
          NAME            AGE         COMPANY           SINCE           PAST FIVE YEARS
          ----            ---         -------           -----           ---------------
David A. Blair(1).......  52       Secretary and        1991      Director, Secretary, and
                                    Director of                   Director of Customer
                                     Customer                     Services for the past five
                                     Services                     years.

Timothy J. Baker........  56      Vice President        1990      Vice President (Marketing)
                                    (Marketing)                   for the past five years.

Mark J. Espin...........  47      Vice President        1999      Vice President
                                   (Womenswear)                   (Womenswear), December,
                                                                  1999 - present; Assistant
                                                                  Vice President
                                                                  (Womenswear), January,
                                                                  1991 -- December, 1999.

Patrick J. Kennedy......  53      Vice President        1996      Vice President (Home
                                  (Home Products)                 Products) for the past five
                                                                  years.

                                                      EXECUTIVE            BUSINESS
                                   POSITION WITH       OFFICER         EXPERIENCE DURING
          NAME            AGE         COMPANY           SINCE           PAST FIVE YEARS
          ----            ---         -------           -----           ---------------
John A. Lasher..........  51      Vice President        1987      Vice President
                                   (Advertising)                  (Advertising) for the past
                                                                  five years; Director, Blair
                                                                  Holdings, Inc., September,
                                                                  1993 - present; President,
                                                                  Blair Holdings, Inc.,
                                                                  September, 2001 - present.

Marsha D. Maier.........  53      Vice President        2002      Vice President (Menswear),
                                    (Menswear)                    July, 2002 - present;
                                                                  Assistant Vice President
                                                                  (Menswear), April,
                                                                  1995 - July, 2002.

Jeffrey H. Parnell......  41      Vice President        2000      Vice President
                                   (E-commerce)                   (E-commerce), September,
                                                                  2000 - present; Chief
                                                                  Executive Officer,
                                                                  Eximious, Inc. and
                                                                  Eximious, Ltd., Northfield,
                                                                  IL and London, U.K.,
                                                                  November, 1998 - August,
                                                                  2000; Vice President,
                                                                  Marketing/Business
                                                                  Development, Overton's,
                                                                  Inc., Greenville, NC,
                                                                  September, 1994 - November,
                                                                  1998.

Michael A. Rowe.........  48      Vice President        2000      Chief Information Officer,
                                   (Information                   July, 2002 - present; Vice
                                     Services                     President (Information
                                     and Chief                    Services), January, 2000 -
                                    Information                   present; Assistant Vice
                                     Officer)                     President (Information
                                                                  Services) July, 1998 -
                                                                  December, 1999; Senior
                                                                  Director (Information
                                                                  Services) April,
                                                                  1997 - July, 1998.

Randall A. Scalise......  48      Vice President        1993      Vice President
                                   (Fulfillment)                  (Fulfillment) for the past
                                                                  five years.

Lewis Shapiro...........  57      Vice President        2000      Vice President (Crossing
                                 (Crossing Pointe)                Pointe), January, 2000 -
                                                                  present; Assistant Vice
                                                                  President and Senior
                                                                  Director (Womenswear),
                                                                  June, 1999 - December,
                                                                  1999; Executive Director
                                                                  Retail, Military Channel,
                                                                  Louisville, KY, October,
                                                                  1998 - May, 1999; Vice
                                                                  President and General
                                                                  Manager, America's Health
                                                                  Network, Orlando, FL,
                                                                  August, 1994 - September,
                                                                  1998.

                                                      EXECUTIVE            BUSINESS
                                   POSITION WITH       OFFICER         EXPERIENCE DURING
          NAME            AGE         COMPANY           SINCE           PAST FIVE YEARS
          ----            ---         -------           -----           ---------------
Kent R. Sivillo (2).....  56      Vice President        1997      Vice President (Finance)
                                     (Finance)                    for the past five years;
                                                                  Director, April,
                                                                  1996 - present; Treasurer,
                                                                  January, 1997 - January,
                                                                  2002; Director, Blair
                                                                  Holdings, Inc., September,
                                                                  1993 - September, 2001;
                                                                  President, Blair Holdings,
                                                                  Inc., September,
                                                                  1996 - September, 2001;
                                                                  Manager and Treasurer,
                                                                  Blair Payroll LLC, May,
                                                                  2000 - present; Director
                                                                  and Treasurer, Blair Credit
                                                                  Services Corporation,
                                                                  December, 2000 - present.

James H. Smith..........  56      Vice President        1995      Vice President (Corporate
                                    (Corporate                    Facilities Planning),
                                    Facilities                    August, 2000 - present;
                                     Planning)                    Vice President (Corporate
                                                                  Development and
                                                                  Facilities), April, 1997 -
                                                                  August, 2000.

Lawrence R. Vicini......  54      Vice President        1992      Vice President
                                  (International                  (International Trade) for
                                      Trade)                      the past five years;
                                                                  Director and President,
                                                                  Blair International
                                                                  Holdings, Inc., December,
                                                                  2000 - present; Director,
                                                                  Blair International, Ltd.,
                                                                  January, 2001 - present;
                                                                  Director, Blair
                                                                  International Singapore
                                                                  Pte. Ltd., January,
                                                                  2001 - present.

Stephen P. Wiedmaier....  51      Vice President        1998      Vice President (Credit
                                (Credit Management)               Management) December,
                                                                  1998 - present; President
                                                                  and Director, Blair Credit
                                                                  Services Corporation,
                                                                  December, 2000 - present;
                                                                  President and Director,
                                                                  Blair Factoring Company,
                                                                  December, 2000 - present;
                                                                  Assistant Vice President
                                                                  (Credit Management) April,
                                                                  1997 - December, 1998.

---------------

(1) David A. Blair will retire as a director effective as of the close of business on April 14, 2003 and as an officer effective as of the close of business on April 15, 2003.

(2) Kent R. Sivillo will retire as a director effective as of the close of business on April 14, 2003 and as an officer effective as of the close of business on May 30, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners, with the exception of William E. Warrin, a former officer, who, due to an oversight, did not report one transaction on a timely basis.

                          PROPOSAL 2. AMENDMENT TO THE
                       COMPANY'S 2000 OMNIBUS STOCK PLAN

     On February 21, 2003 the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Company's 2000 Omnibus Stock Plan (the "Omnibus Plan") that would increase the total number of shares of Common Stock authorized for issuance under the plan from 750,000 shares to 1,150,000 shares, an increase of 400,000 shares. The Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the Omnibus Plan be submitted to the Company's stockholders for their approval.

     The Board of Directors believes that the number of shares currently available for issuance under the Omnibus Plan is not sufficient in view of the Company's compensation structure and strategy. The Board of Directors has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Board of Directors believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Board of Directors believes that the availability of the additional 400,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the Omnibus Plan.

SUMMARY OF MATERIAL TERMS OF THE OMNIBUS PLAN

     The following summary of the material terms of the Omnibus Plan is qualified by reference to the full text of the Omnibus Plan attached as Appendix A to this proxy statement.

     General. The Omnibus Plan permits the grant of awards to officers, directors, employees and consultants of the Company or of any of the Company's affiliates (each, a "Participant"). The Omnibus Plan provides for the grant of incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), nonqualified stock options, restricted or unrestricted stock awards, awards denominated in stock-equivalent units or Phantom Stock, performance awards, stock appreciation rights or SARs or any combination of the foregoing (collectively, the "Awards"). While the Company may grant any of the foregoing under the plan, to date the Company has granted only nonqualified stock options and stock awards.

     Administration and Eligibility. The Omnibus Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee construes and interprets the Omnibus Plan, determines the terms and conditions of the Awards granted under the Omnibus Plan, including the individuals who are to be granted Awards, the type of Awards to be granted, the number of shares subject to an Award and the vesting and duration of Awards, subject to any restrictions contained in the Omnibus Plan. Awards may be granted individually or in tandem with other types of Awards.

Employees, officers, directors and consultants of the Company or its affiliates are all eligible participants for all Awards, except that Incentive Stock Options only may be granted to employees and officers.

     FEDERAL INCOME TAX CONSEQUENCES. The following discussion briefly summarizes certain general rules of the federal income tax consequences of the types of options granted and the stock awarded under the Omnibus Plan and does not attempt to describe all possible federal or any foreign, state, local or other tax consequences related to these and other types of Awards or tax consequences based upon particular circumstances. Please see the Omnibus Plan at Appendix A for the general rules that are applicable to other types of grants which may be made in the future under the plan.

     Nonqualified Stock Options. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company is entitled to a tax deduction for the same amount, provided that certain income tax reporting requirements are satisfied. Upon disposition of the shares, appreciation or depreciation in comparison to the value as of the date of exercise is generally treated as a long-term capital gain or loss, provided that the shares are held as capital assets at the time of the disposition, and will not result in any deduction by the Company.

     Stock Awards. The Omnibus Plan provides for grants of restricted and unrestricted stock awards. Unrestricted stock awards give rise to ordinary income based on the fair market value of the stock received by the recipient as of the date of receipt. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the recipient, provided that the deduction is not otherwise disallowed under the Code. Restricted stock awards that are subject to a substantial risk of forfeiture generally give rise to ordinary income equal to the excess of the fair market value of the stock over the purchase price only at the time the risk of forfeiture lapses (unless the recipient elects to accelerate recognition as of the date of grant). The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the recipient upon lapse of the risk of forfeiture, provided that the deduction is not otherwise disallowed under the Code.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE INCREASE IN SHARES AUTHORIZED TO BE ISSUED UNDER THE 2000 OMNIBUS STOCK PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of February 21, 2003. The table does not include the additional 400,000 shares for which approval is being sought in Proposal 2.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                         (C)
                                         (A)                   (B)              NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES   WEIGHTED AVERAGE         REMAINING AVAILABLE
                                  TO BE ISSUED UPON     EXERCISE PRICE OF        FOR FUTURE ISSUANCE
                                     EXERCISE OF           OUTSTANDING        UNDER EQUITY COMPENSATION
                                 OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    PLANS (EXCLUDING SECURITIES
         PLAN CATEGORY           WARRANTS AND RIGHTS       AND RIGHTS         REFLECTED IN COLUMN (A))
         -------------           --------------------   -----------------   -----------------------------
Equity Compensation Plans
  Approved by Stockholders.....        240,712               $18.59                    397,927
Equity Compensation Plans Not
  Approved by Stockholders.....            -0-                   --                        -0-
                                       -------               ------                    -------
Total..........................        240,712                                         397,927

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded to, earned by, or paid to the Company's chief executive officer, John E. Zawacki, its four most highly compensated executive officers other than Mr. Zawacki, and Blair T. Smoulder who served as an executive officer for a portion of 2002 (the "named executive officers"), for all services rendered to the Company during 2002 and for each of the previous two years.

                                                                               LONG-TERM
                                                                             COMPENSATION
                                        ANNUAL COMPENSATION             -----------------------
                               --------------------------------------   RESTRICTED   SECURITIES
       NAME AND                                        OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
  PRINCIPAL POSITION    YEAR   SALARY(1)   BONUS(2)   COMPENSATION(3)   AWARDS(4)    OPTIONS(5)   COMPENSATION(6)
  ------------------    ----   ---------   --------   ---------------   ----------   ----------   ---------------
John E. Zawacki.......  2002   $424,684    $158,391       $72,779        $96,525       26,502         $39,367
President and CEO       2001    427,280          --         3,822             --       17,001          43,061
                        2000    353,993      73,665        62,972         81,378           --          24,932
Robert D. Crowley.....  2002    245,526      79,970        22,888         32,191        6,201          30,897
Senior Vice President   2001    233,478          --         2,054             --        4,002          25,513
(Menswear, Home and     2000    229,512      38,877        19,311         21,701           --          27,025
Marketing Services)
John A. Lasher........  2002    233,158      62,876         8,398          8,625        6,201          29,136
Vice President          2001    233,478          --         1,878             --        4,002          24,195
(Advertising)           2000    231,255      38,876        13,219         13,563           --          22,909
Thomas P. McKeever....  2002    246,573      80,641        36,046         48,263        9,600          26,519
Senior Vice President   2001    235,986          --         2,940             --        5,001          21,128
(Operations and         2000    227,181      38,843        35,663         40,689           --          22,250
Administration)
Kent R. Sivillo.......  2002    247,736      62,381        25,700         20,646        9,102          26,837
Vice President          2001    250,609          --         2,477             --        4,500          32,148
(Finance)               2000    242,999      28,523        27,727         34,369           --          30,603
Blair T. Smoulder.....  2002    395,862     133,870        49,186         64,358       15,000          39,808
Executive Vice          2001    390,378          --         3,876             --        8,001          36,922
President -- Retired(7) 2000    337,253      73,724        43,694         54,252           --          47,695

---------------

(1) There were no directors' fees paid to the named executive officers during 2000, 2001 and 2002 except that Blair T. Smoulder was paid directors' fees subsequent to his resignation as an executive officer in August 2002.

(2) On February 13, 2002, the Compensation Committee (formerly the Executive Officer Compensation Committee) approved an incentive award schedule for fiscal year 2002. Executive officers were eligible to receive awards equal to a percentage of their salary income for 2002. The base payout goal for 2002 was $18 million such that no incentive awards would be received unless the Company's income before income taxes equaled or exceeded this threshold figure. The income before income taxes in 2002 was $31,112,556. Consequently, the incentive compensation was paid by the Company to its executive officers in 2003 for fiscal year 2002. Incentive compensation was not paid by the Company to its executive officers in 2002 for 2001, however, incentive compensation was paid by the Company to its executive officers in 2001 for 2000.

     The figure for 2002 includes the following amounts paid by the Company to the named executive officers to allow such officers to pay in full for restricted stock awards issued pursuant to the Company's Employee Stock Purchase Plan in 1994 and 1995: John E. Zawacki ($19,519); Robert D. Crowley ($18,343); John A. Lasher ($18,343); Thomas P. McKeever ($20,145); Kent R. Sivillo ($8,870); and Blair T. Smoulder ($28,571).

     The figure for 2000 includes the following amounts paid by the Company to the named executive officers to allow such officers to pay in full for restricted stock awards issued pursuant to the Company's Employee Stock Purchase Plan in 1991, 1992 and 1993: John E. Zawacki ($22,552); Robert D. Crowley ($21,170); John A. Lasher ($21,170); Thomas P. McKeever ($19,056); Kent R. Sivillo ($6,894); and Blair T. Smoulder ($33,828).

(3) The figure for 2002 includes the sum of (i) amounts reimbursed to the named executive officers for the payment of taxes on restricted stock awards, (ii) interest imputed on the deferred payment for restricted stock not yet fully paid for by the named executive officers, and (iii) with respect to shares purchased by the named executive officers through the exercise of nonqualified stock options, the dollar value of the difference between the price paid by the named executive officers and the fair market value of such security at the date of purchase.

     The figure for 2001 includes only interest imputed on the deferred payment for restricted stock not yet fully paid for by the named executive officers. In 2001, no restricted stock awards were made and, although nonqualified stock options were granted in 2001, these options were not yet exercisable.

     The figure for 2000 includes the sum of (i) amounts reimbursed to the named executive officers for the payment of taxes on restricted stock awards and
     (ii) interest imputed on the deferred payment for restricted stock not yet fully paid for by the named executive officers. Prior to December 31, 2000, no nonqualified stock options had been granted.

(4) Restricted stock awards were made in 2000 under the Company's Employee Stock Purchase Plan ("ESPP") and in 2002 under the Company's 2000 Omnibus Stock Plan (the "Omnibus Plan"). On April 17, 2001, in light of the adoption of the Omnibus Plan, the Company's Board of Directors terminated the ESPP and returned the remaining shares reserved under the ESPP to Treasury. No restricted stock awards were made in 2001.

     The figures for restricted stock awards made in 2000 under the ESPP and prior to July 30, 2002 under the Omnibus Plan, include the dollar value of the difference between the purchase price to be paid by the named executive officer for stock and the fair market value of the stock on the date of grant. The purchase price for shares purchased prior to July 30, 2002 under the ESPP or the Omnibus Plan is paid over time out of cash dividends, when and if declared and paid by the Company. No cash is received by the Company at the time the shares are purchased, although the participant receives the rights to receive dividends and vote the shares at that time. Awarded shares are subject to repurchase by the Company for the dividends which have been paid toward the purchase price, if the participant's employment with the Company terminates for reasons other than death, retirement or disability. For stock received under the ESPP or the Omnibus Plan prior to July 30, 2002, there is no vesting schedule and vesting occurs when the stock received is fully paid. Full payment will vary, therefore, depending upon changes to the Company's dividend policy from year to year. Dividends are paid on all shares of restricted stock received pursuant to the ESPP or the Omnibus Plan prior to July 30, 2002 as and when dividends are declared by the Company with respect to all of its outstanding Common Stock.

     After July 30, 2002, the Company no longer allows deferred payment of employee stock purchases by named executive officers at less than the fair market value of the stock pursuant to the Omnibus Plan. Accordingly, the figure for 2002 includes the full value of the stock grants received pursuant to restricted stock awards made to the named executive officers after July 30, 2002 under the Omnibus Plan.

     Aggregate restricted stock award holdings at the end of 2002 for each of the named executive officers were:

                                     NUMBER OF SHARES   DOLLAR VALUE
                                     ----------------   ------------
                                                        (ON 12/31/02)
John E. Zawacki....................       15,000           $87,300
Robert D. Crowley..................        6,100            35,300
John A. Lasher.....................        4,500            25,250
Thomas P. McKeever.................        9,750            55,950
Kent R. Sivillo....................        8,059            44,984
Blair T. Smoulder..................       12,500            72,500

(5) Pursuant to the 2000 Omnibus Stock Plan, in both 2002 and 2001 the Company issued nonqualified stock options to certain eligible Participants. The 2002 issuance of the nonqualified stock options is described more fully below under "2002 Stock Option Grants" and "Report of the Compensation Committee."

(6) Includes the Company's contributions made for the benefit and on behalf of the named executive officer under the following:

     A. Life Insurance -- The dollar value of premiums for term life insurance (having a face value in excess of $50,000) paid by the Company for the benefit of each of the named executive officers is:

                                         2000     2001     2002
                                         ----     ----     ----
John E. Zawacki.......................  $  841   $1,043   $1,060
Robert D. Crowley.....................     497      509      544
John A. Lasher........................     327      509      513
Thomas P. McKeever....................     491      515      545
Kent R. Sivillo.......................     535    1,038    1,047
Blair T. Smoulder.....................   1,484    1,759    2,794

     B. Personal and Vacation Days -- The dollar value of all unused personal and vacation days paid by the Company to each of the named executive officers is:

                                        2000      2001     2002
                                        ----      ----     ----
John E. Zawacki......................  $     0   $    0   $    0
Robert D. Crowley....................    4,469    4,394    4,526
John A. Lasher.......................      230    2,856    3,168
Thomas P. McKeever...................      215        0        0
Kent R. Sivillo......................    7,386    7,631    1,402
Blair T. Smoulder....................   14,629        0        0

     C. The Company's Profit Sharing and 401(k) Plan -- In 2001, the Board renamed the Company's Profit Sharing and Savings Plan the Blair Corporation Profit Sharing and 401(k) Plan and approved certain amendments to the Plan to be effective as of January 1, 2002. These amendments did not affect the amounts allocated to the named executive officers in 2000, 2001 or 2002.

        The Company's Profit Sharing and 401(k) Plan has two components, a savings component and a profit sharing component. Under the savings component, which is available to all eligible employees of the Company with six months of service, the Company matches employees' 401(k) contributions to the Plan of 1% to 5% of their salary. In 2002, the Company's contributions, and the earnings thereon, were subject to divestiture in accordance with a vesting schedule under which 25% vests after two years of service to the Company, 50% vests after three years of service, 75% vests after four years of service and full vesting is achieved after five years of service. This vesting schedule applies to
        (i) Profit Sharing Contributions by the Company and (ii) Matching Employer Contributions prior to January 1, 2002. After January 1, 2002,

        Employee Contributions and the Matching Employer Contributions are always 100% vested. Amounts allocated to the named executive officers are:

                                      2000      2001      2002
                                      ----      ----      ----
John E. Zawacki....................  $12,197   $20,706   $12,243
Robert D. Crowley..................   11,453    11,706    12,280
John A. Lasher.....................   11,492    11,706    11,661
Thomas P. McKeever.................   11,386    11,820    12,334
Kent R. Sivillo....................   12,167    12,557    10,000
Blair T. Smoulder..................   13,514    15,512    11,476

       Under the 2002 profit sharing component of the Company's Profit Sharing and 401(k) Plan, which covers all eligible employees of the Company with one or more years of service, the Company contributed 10% of its "adjusted net income," as defined in the Plan, to the Plan's trust fund. Amounts contributed by the Company to the trust fund are allocated among participating employees based on salary and years of service to the Company, but allocations to the executive officers listed in this table are limited to $35,000 (adjusted to take into account cost-of-living adjustments provided for under Section 415(d) of the Internal Revenue Code since 1986). The amounts allocated are invested in accordance with the instructions of the individual Plan participants in investments approved by the Plan trustees. Amounts allocated to the named executive officers are:

                                         2000     2001     2002
                                         ----     ----     ----
John E. Zawacki.......................  $8,192   $3,207   $7,620
Robert D. Crowley.....................   8,192    3,207    7,620
John A. Lasher........................   8,173    3,200    7,605
Thomas P. McKeever....................   8,144    3,189    7,583
Kent R. Sivillo.......................   8,182    3,203    7,613
Blair T. Smoulder.....................   8,216    3,216    7,639

     D. Benefit Restoration Plans -- The following amounts were paid as reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the savings component of the Company's Profit Sharing and 401(k) Plan due to limitations imposed by tax law:

                                        2000     2001     2002
                                        ----     ----     ----
John E. Zawacki......................  $    0   $9,665   $14,598
Robert D. Crowley....................       0    3,100     4,836
John A. Lasher.......................       0    3,287     5,097
Thomas P. McKeever...................       0    3,072     4,920
Kent R. Sivillo......................       0    4,451     6,421
Blair T. Smoulder....................   3,531    8,773    14,008

     The following amounts were paid as reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under the profit sharing component of the Company's Profit Sharing and 401(k) Plan due to limitations impacted by tax law:

                                         2000     2001     2002
                                         ----     ----     ----
John E. Zawacki.......................  $3,702   $8,440   $4,613
Robert D. Crowley.....................   2,416    2,597    1,091
John A. Lasher........................   2,688    2,637    1,091
Thomas P. McKeever....................   2,014    2,532    1,137
Kent R. Sivillo.......................   2,333    3,268    1,402
Blair T. Smoulder.....................   6,322    7,662    3,892

     The above-stated amounts of reimbursement under the Company's benefit restoration plans to compensate the named executive officers for benefits not otherwise paid under both the profit sharing and savings components of the Company's Profit Sharing and 401(k) Plan were paid by the Company to the named executive officers in 2002 for 2001, in 2001 for 2000 and in 2000 for 1999.

(7) Mr. Smoulder, who retired as Executive Vice President on August 15, 2002, is included as a named executive officer because he would have qualified as one of the Company's most highly compensated executive officers if he had been serving as an executive officer on December 31, 2002.

2002 STOCK OPTION GRANTS

     The 2000 Omnibus Stock Plan, (the "Omnibus Plan"), which is administered by the Compensation Committee (the "Committee"), permits the grant of awards to officers, directors, employees and consultants of the Company or of any of the Company's affiliates (each, a "Participant"). The Committee may grant to eligible Participants awards of incentive stock options or nonqualified stock options; provided, however, that awards of incentive stock options shall be limited to employees of the Company or of any parent or subsidiary of the Company. No incentive stock options were granted by the Company during the Company's last fiscal year.

     The following table summarizes the individual grants of nonqualified stock options made by the Company to the named executive officers during the Company's last fiscal year, the percent of the total options granted to employees in 2002 that such options represented, the exercise price, expiration date, and grant date present value of such options.

                               SECURITIES    % OF TOTAL
                               UNDERLYING     OPTIONS        EXERCISE                     GRANT
                                OPTIONS      GRANTED TO       PRICE       EXPIRATION   DATE PRESENT
NAME                           GRANTED(1)   EMPLOYEES(2)   ($/SHARE)(3)      DATE        VALUE(4)
----                           ----------   ------------   ------------   ----------   ------------
John E. Zawacki..............    26,502        15.85%         $19.30       04/15/12      $234,013
Robert D. Crowley............     6,201         3.71%         $19.30       04/15/12      $ 54,755
John A. Lasher...............     6,201         3.71%         $19.30       04/15/12      $ 54,755
Thomas P. McKeever...........     9,600         5.74%         $19.30       04/15/12      $ 84,768
Kent R. Sivillo..............     9,102         5.44%         $19.30       04/15/12      $ 80,371
Blair T. Smoulder............    15,000         8.97%         $19.30       04/15/12      $132,450

---------------

(1) The nonqualified stock options granted in 2002 vest in three equal annual installments, beginning on April 16, 2003.

(2) The total number of nonqualified stock options granted to employees in 2002 was 167,229. This figure was used to calculate the percent of total options granted to the named executive officers.

(3) The exercise price of the nonqualified stock options granted in 2002 is equal to the fair market value of the Common Stock of the Company at the time of the grant (April 15, 2002). No options granted pursuant to the Omnibus Plan may be repriced, except in the context of a stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares or the like, which event affects similarly all of the Company's outstanding shares of Common Stock.

(4) The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 4.95%; dividend yield of 3.11%; volatility factor of the expected market price of the Company's common stock of .564; and a weighted-average expected life of the option of 7 years. The per share fair value of the options granted in 2002, which has been used to calculate the grant date present value of the total options granted, was $8.83.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the named executive officers as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

                                         NUMBER OF SECURITIES
                                        UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                              OPTIONS ON                 IN THE MONEY OPTIONS ON
                                           DECEMBER 31, 2002                DECEMBER 31, 2002
                                      ---------------------------   ---------------------------------
NAME                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE(1)   UNEXERCISABLE(2)
----                                  -----------   -------------   --------------   ----------------
John E. Zawacki.....................     5,667         37,836          $35,249           $177,036
Robert D. Crowley...................     1,334          8,869          $ 8,297           $ 41,523
John A. Lasher......................     1,334          8,869          $ 8,297           $ 41,523
Thomas P. McKeever..................     1,667         12,934          $10,369           $ 59,329
Kent R. Sivillo.....................         0         12,102          $     0           $ 55,250
Blair T. Smoulder...................     2,667         20,334          $16,589           $ 93,477

---------------

(1) Based on the market value of the underlying Common Stock at December 31, 2002 ($23.32) minus the exercise price ($17.10).

(2) Based on the market value of the underlying Common Stock at December 31, 2002 ($23.32) minus the relevant exercise price (either $17.10 or $19.30).

                      COMMITTEES OF THE BOARD OF DIRECTORS

     During 2002, the Board of Directors held seven meetings. Each nominee for election to the Board of Directors attended more than 75 percent of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he or she served.

     The Board of Directors has the following standing committees which met during fiscal year 2002: Executive Committee, Nominating Committee, Audit Committee, and Compensation Committee. On July 16, 2002, the Omnibus Stock Plan Committee was merged with the Compensation Committee to form a single committee having responsibility for review and approval of executive officer compensation as well as issuance of all awards under the Omnibus Plan.

EXECUTIVE COMMITTEE

     The Company has a standing Executive Committee of the Board of Directors which held six meetings during 2002. The Executive Committee of the Board of Directors consists of Murray K. McComas, Robert W. Blair, John O. Hanna, Craig
N. Johnson and John E. Zawacki.

NOMINATING COMMITTEE

     The Nominating Committee, which consists of Robert W. Blair, John O. Hanna, and Craig N. Johnson, held three meetings during 2002. The Nominating Committee is responsible for considering and recommending the nominees for director to stand for election at the Company's Annual Meeting of Stockholders, as well as recommending director candidates in the interim and recommending nominees for executive officer positions.

AUDIT COMMITTEE

     The Audit Committee consists of Harriet Edelman, John O. Hanna, and Craig
N. Johnson. Each of the members of the Audit Committee is independent, as defined by the listing standards of the American Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its responsibilities concerning corporate accounting, the reporting practices of the Company and the integrity and quality of financial reports of the Company. The Audit Committee met four times during 2002. The Board of Directors adopted a written charter for the Audit Committee in June 2000, a copy of which was included as an appendix to the proxy statement for the Company's 2001 Annual Meeting of Stockholders. The Board of Directors will reassess the adequacy of the Audit Committee charter following the final adoption of new corporate governance standards currently proposed by the American Stock Exchange and the new rules regarding audit committee responsibility contemplated by the Sarbanes-Oxley Act of 2002.

     REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee reviewed and satisfied itself with the Company's internal auditors and independent auditors, the overall scope and plans for their respective audits, and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the overall quality of the Company's financial reporting process.

     The Committee discussed, reviewed, and satisfied itself with the independent auditors' communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements. In addition, the Committee considered the compatibility of non-audit services with the auditors' independence.

     The Committee, or its Chairman on behalf of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with management and independent auditors prior to public release. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above mentioned reviews and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.
                                         MEMBERS OF THE AUDIT COMMITTEE
                                         John O. Hanna (Chairman)
                                         Harriet Edelman
                                         Craig N. Johnson

COMPENSATION COMMITTEE

     The Compensation Committee (formerly the Executive Officer Compensation Committee), consisting of Robert W. Blair, John O. Hanna, and Craig N. Johnson, recommends policies for and levels of executive officer compensation and administers the Company's 2000 Omnibus Stock Plan. The Compensation Committee held seven meetings during 2002.

     COMPENSATION OF DIRECTORS

     In 2002, non-management members of the Board of Directors each received an annual retainer of a stock grant of 750 shares of the Company's Common Stock for transfer on April 16, 2002 and a cash grant equal to the value of 750 shares of the Company's Common Stock calculated as of the close of business on April 16, 2002. The value of this April 16, 2002 cash grant for each director was $15,165.

     Non-management members also received compensation in 2002 in the amount of $1,000 for each meeting of the Board of Directors attended and $750 for each meeting attended of each of the Committees of the Board of Directors. Murray K. McComas also earned $10,000 per month for serving as the Company's Chairman of the Board. In 2002, Harriet Edelman deferred all of her directors' compensation and John O. Hanna deferred his fees and cash grant directors' compensation.

     Management members of the Board of Directors are not compensated for attending meetings of the Board of Directors or its Committees.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Robert W. Blair, John O. Hanna, and Craig N. Johnson. Robert W. Blair was a Vice President and Executive Vice President of the Company in 1989 and 1990, respectively, but he has not served as a Company employee since that time. Although not an appointed member of the Compensation Committee, Murray K. McComas, the Company's Chairman of the Board, participated, at the request of the Committee, in the evaluation and discussion of appropriate salary levels for all executive officers.

     EXECUTIVE OFFICER COMPENSATION

     For fiscal year 2002, decisions on compensation for executive officers of the Company were made by the Compensation Committee (a responsibility previously shared with the Omnibus Stock Plan Committee). In accordance with the rules of the Securities and Exchange Commission (the "SEC") designed to enhance disclosure of policies concerning executive compensation, set forth below is the report submitted by this committee addressing the Company's compensation policies with respect to executive officers for fiscal year 2002.

     REPORT OF THE COMPENSATION COMMITTEE

     General. The Compensation Committee of the Board of Directors is responsible for salary levels, bonuses and other compensation components for all officers of the Company deemed by the Board of Directors to be within the SEC's definition of "executive officer," i.e., a company's president, any vice president in charge of a principal business unit, division or function or any other officer or person who performs similar policymaking functions for the Company.

     The Compensation Committee's decisions on compensation levels for executive officers ultimately were subjective, based on consideration of a number of factors. No one factor was determinative of the compensation level of any of the executive officers. Moreover, the Compensation Committee did not weigh any one factor against any other in a way that makes it possible to assign a numerical value to the weight of any factor in the determination of the salaries of the executive officers.

     Murray K. McComas, the Chairman of the Board and former President of the Company, participated, at the request of the Compensation Committee, in the evaluation and discussion of appropriate salary levels for all executive officers.

     Executive Salaries and Bonuses. The Compensation Committee annually reviews and evaluates base salaries and annual bonuses for its executive officers pursuant to a compensation schedule (the "Schedule") which is based both upon the recommendations of an internal Company Salary Review Task Force and upon those of Towers Perrin, an outside compensation consultant. The Schedule was most recently updated in 2002 when a review was conducted of the compensation paid to the Company's exempt employees, inclusive of all executive officers. The Schedule includes compensation ranges for differing job grades based upon a review process that includes both a proxy analysis and compensation surveys of related position responsibilities among similar industries, as well as the regional market, provided by Towers Perrin.

     Individual salaries are determined on the basis of the executive officer's job grade, experience, and individual performance. Executive officers' salary ranges are reviewed annually, with assistance from Towers Perrin, to provide for as-needed and market-based adjustments. Ongoing market benchmarking relative to the placement of individual executive officer positions within the compensation structure is performed commensurate with changes in assigned duties and responsibilities. With the assistance of Towers Perrin, a comprehensive and market-based assessment of the executive officer compensation structure is performed every three to four years.

     In 2002, the Compensation Committee reviewed all base salary ranges at executive officer levels in comparison with documented market ranges provided by Towers Perrin. All executive officer merit increases ranged from 0-4% and fell within the market ranges for their respective salary levels.

     Incentive Awards. On February 13, 2002, the Compensation Committee reviewed and approved the incentive award schedule for the fiscal year 2002. Under this incentive award schedule, executive officers were eligible to receive awards equal to a percentage of their base salary income for the year. The percentage is dependent upon the range of the Company's income before income taxes for the year. The threshold payout goal for 2002 was $18 million. No incentive awards are received unless the Company's income before income taxes equals or exceeds this threshold figure. If the company's income before income taxes falls higher, within a graduated range, incentive awards are increased. The Company's income before income taxes in 2002 was $31,112,556, consequently, the incentive compensation was paid by the Company to its executive officers in 2003 for fiscal year 2002.

     Stock Option Grants. On July 16, 2002 the Omnibus Stock Plan Committee was merged with the Compensation Committee to form a single committee having responsibility for review and approval of Executive Officer compensation as well as issuance of all awards under the Omnibus Plan. Previously, both of these committees were composed of the same three independent directors.

     The Omnibus Plan, a comprehensive benefits plan adopted at the Company's April 18, 2000 Annual Meeting of Stockholders, gives the Company the ability to offer a variety of equity-based incentives to persons who are key to the Company's growth, development, and financial success.

     On April 15, 2002, nonqualified stock option grants were awarded to nineteen executive officers. The number of stock options granted to each executive officer was based upon compensation ranges established for each executive officer grade level. The stock option compensation ranges were based upon market-based data provided by Towers Perrin. In each case, the number of stock options granted to the executive officer fell in the lower portion of the established range for their respective grade level. A total of 167,229 nonqualified stock options were granted to employees in 2002. Of this total, 146,319 were granted to executive officers. The options vest in three equal annual installments, beginning on April 15, 2003. The exercise price of the nonqualified stock options granted in 2002 is equal to the fair market value of the Common Stock of the Company at the time of the grant ($19.30).

     Restricted Stock Awards. Restricted stock awards under the Omnibus Plan are designed to recognize the contributions of individual employees key to the Company's performance and to align the interests of management and stockholders. For many years, the Company has endorsed the view that management and key employees of the Company should be stockholders of the Company, so that they will be motivated to increase stockholder value. This policy is implemented through the award of rights to purchase shares of the Company's Common Stock under the Omnibus Plan to selected employees of the Company. Awards ordinarily are considered twice each year. In 2002, awards were made three times (see further discussion below).

     The Compensation Committee selects employees to receive base awards under the Omnibus Plan (determined, in part, on recommendations of the Company's executive officers for employees who are not executive officers), determines the number of shares subject to the award and establishes the price at which shares will be made available for purchase under the Omnibus Plan. Prior to July 30, 2002, the price paid to purchase the stock under the grant was below fair market value and was paid out of dividends earned on the purchased shares. Consequently, the price at which the shares were sold directly affected the degree to which grants under the Plan served as incentive compensation for future performance rather than as bonuses for past performance. Following July 30, 2002, and in light of the requirements of the Sarbanes-Oxley Act of 2002, the Company is no longer allowing deferred payment of employee stock purchases by named executive officers at less than the fair market value of the stock.

     Many factors, both objective and subjective, were considered by the Compensation Committee before making base grants in 2002, including, but not limited to, the Company's financial performance, the historic responsibilities and performance of individual employees, the future potential value of the employees to the Company, prior grants to the employee, and the employee's current vested and unvested ownership of the Company's Common Stock. There is no direct correlation between regular salary and awards under the Plan. No award was specifically tied to any one measure of performance or factor, and the Compensation Committee did not assign relative weights to the factors it considered in a way that would make it possible to assign a numerical value to the weight of any factor. For grants made prior to July 30, 2002, full ownership of the shares ordinarily does not vest, however, until they are fully paid for out of corporate dividends. The Company's dividend level can thus affect the full vesting of the shares, and the market price of the shares in large part determines the value of the grant to an individual employee. For grants made after July 30, 2002, restricted share awards were granted as fully paid at the then applicable market price per share.

     On July 26, 2002, base restricted share awards as outlined above, were made to 106 employees, totaling 51,500 shares in awards ranging from 250 shares to 3000 shares, with 855.3 being the average number of shares sold to the Company's executive officers. The purchase price for these shares was $8.00 or approximately 32% of the closing price of the company's stock on July 25, 2002 ($25.25).

     On May 1, 2002, matching restricted stock awards were made to executive officers ranging from 100 to 1500 shares. These recipients were granted additional shares, up to the size of a grant opportunity, on a matching basis for shares they purchased on the open market, or through their personal or DRIP accounts, during calendar year 2001. These matching shares, based on purchases made by qualifying executive officers, totaled 11,611. The purchase price for these shares was $7.50, approximately 31% of the closing price of the company's stock on April 30, 2002 ($23.20).

     Executive officers were also able to qualify for matching share awards based on their purchases of company stock during the period from February 22 to December 9, 2002. These awards were granted on December 12, 2002, to ten qualifying participants. In accordance with the Sarbanes-Oxley Act of 2000, executive officers are precluded from having loan accounts with the Company. Accordingly, 3,849 restricted share awards were granted as fully paid at the closing price on December 11, 2002 ($23.55).

     In 2002, Mr. Zawacki, the Company's Chief Executive Officer, received a grant of 5,500 shares, having a value of $166,852 by reason of the difference between the price paid and the fair market value of the stock at the time of purchase. Mr. Zawacki's award criteria were the same as those of other executive officers. The Compensation Committee was of the view that Mr. Zawacki's strong leadership of the Company warranted the shares awarded.

     In December 2002, the Compensation Committee recommended to the Board of Directors that the Company permit the prepayment by holders of outstanding amounts owed in connection with restricted stock awards granted in 1994 and 1995 under the Company's now terminated Employee Stock Purchase Plan ("ESPP"). This action was in recognition of reduced and more uniform dividend payments in recent years which, in turn, reflected the need for greater investment in internal growth initiatives. Included among these initiatives is the Company's conversion to catalog marketing, a rapidly growing position in the e-commerce market, the substantial expansion and up-grade of merchandise fulfillment capabilities, and significant investment in information services to support this internal growth.

     Whereas previous ESPP restricted stock awards were typically paid in full by participants through the remittance of applicable dividends to the Company over a period of three to eight years, the Compensation Committee felt that employee ownership of shares awarded in 1994 and 1995 should be considered to be substantially "vested." On December 16, 2002, special bonus awards were made to 137 Plan participants (exempt and non-exempt employees) representing 77,025 shares. Of these awards, fourteen executive officers held 22,725 of the issued shares and received an aggregate of $128,078 from the Company to apply as prepayment of share awards issued in 1994 and 1995. Mr. Zawacki received $19,519 of this amount.

     The Compensation Committee is composed entirely of independent directors. Decisions of the Committee are final and binding on the Company, subject to ratification by the Board of Directors.

                                         MEMBERS OF THE COMPENSATION COMMITTEE
                                         Craig N. Johnson (Chairman)
                                         Robert W. Blair
                                         John O. Hanna

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the AMEX Market Value Index and an industry peer group index selected by the Company ("Peer Group Index"). The Peer Group Index consists of Coldwater Creek, Inc., Concepts Direct, Inc., dELiA*s, Corp., Hanover Direct, Inc., J. Jill Group, Inc., Lillian Vernon Corp., Sharper Image Corp., Spiegel, Inc. and Williams-Sonoma, Incorporated. Companies selected for the Peer Group Index market their products through alternative channels, such as the mail and e-commerce.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

  Among Blair Corporation Common Stock, AMEX Market Value Index and Peer Group
                                    Index**

                                                    BLAIR CORPORATION        AMEX MARKET VALUE INDEX       PEER GROUP INDEX***
                                                    -----------------        -----------------------       -------------------
1/1/98                                                     100                         100                         100
1998                                                       132                         101                         135
1999                                                        86                         128                         145
2000                                                       118                         131                          71
2001                                                       148                         124                         115
2002                                                       158                         120                         125

                                         1/1/98      1998      1999      2000      2001      2002
Blair Corporation                         100        132        86       118       148       158
AMEX Market Value Index                   100        101       128       131       124       120
Peer Group Index***                       100        135       145        71       115       125

Assumes $100 invested on January 1, 1998 in Blair Corporation Stock, AMEX Market Value Index and Peer Group Index.

  * Total return assumes reinvestment of dividends.

 ** Fiscal year ending December 31.

*** Lands' End, Inc., which was included in the Peer Group Index for the Company's 2002 Proxy Statement, has not been included in the 2003 Peer Group Index because it is no longer a publicly traded company. dELiA*s, Inc. was included in the Peer Group Index in the year 2000 through 2002 Proxy Statements. Due to a merger with iTurf, Inc., a new company was formed under the name of dELiA*s, Corp. This new company markets their products through similar channels and markets as the other members of the Peer Group Index and has been included in the 2003 Peer Group Index.

     The closing price of the Company's Common Stock on the American Stock Exchange on February 28, 2003, was $23.20.

     The Report of the Compensation Committee and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     PROPOSAL 3. APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Company's independent accountants for the year ended December 31, 2002 were Ernst & Young LLP. The Company's Board of Directors has reappointed Ernst & Young LLP to continue as independent accountants for the Company for the year ending December 31, 2003, subject to the ratification of such appointment by the stockholders. Fees for the last fiscal year were: annual audit -- $190,800; and all other fees -- $134,398, including audit-related services which consisted of $32,732 and all other non-audit services in the amount of $101,666.

     A resolution calling for the ratification of the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                 OTHER MATTERS

     Management does not know of any matters to be brought before the meeting other than the matters that are set forth in the Notice of the Annual Meeting of Stockholders that accompanies this Proxy Statement and are described herein. In the event that any such matters do come properly before the meeting, it is intended that the persons named in the form of proxy solicited by management will vote all proxies in accordance with their best judgment.

RECEIPT OF STOCKHOLDER PROPOSALS

     Any stockholder proposals which are to be presented for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Stockholders in reliance on Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the, Secretary of Blair Corporation, 220 Hickory Street, Warren, Pennsylvania 16366, no later than November 17, 2003. The proxy to be solicited on behalf of the Company for the 2004 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the 2004 Annual Meeting of Stockholders.

EXPENSE OF SOLICITATION OF PROXIES

     The cost of solicitation of proxies on behalf of management will be borne by the Company. The Company has retained the services of Georgeson Shareholder Communications, Inc. for a fee of $7,500 to assist in the solicitation. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and companies holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                         DAVID A. BLAIR
                                         Secretary

March 14, 2003

                                   APPENDIX A

                               BLAIR CORPORATION
                            2000 OMNIBUS STOCK PLAN

1. PURPOSE AND TYPES OF AWARDS

     Blair Corporation (the "Company") hereby establishes the Blair Corporation 2000 Omnibus Stock Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best-available persons.

     The Plan permits the granting of stock options (including incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2. DEFINITIONS

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

     b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award granted under this Plan.

     c) "Board" shall mean the Board of Directors of the Company.

     d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     e) "Common Stock" shall mean shares of common stock of the Company, without par value.

     f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     g) "Fair Market Value" of a share of the Company's Common Stock for any purpose on a particular date shall be determined in a manner such as the Administrator shall in good faith determine to be appropriate; provided that in the event the Common Stock shall become registered under Section 12 of the Exchange Act, then thereafter the Fair Market Value of the Company's Common Stock for any purpose on a particular date shall mean the last reported sale price per share of Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or if such system is no longer in use, the principal other automated quotations system that may then be in use or if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Administrator or by such other source or sources as shall be selected in good faith by the Administrator. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market, any business day.

     h) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate such terms of the Plan as the Administrator or the Board shall deem appropriate.

     i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor thereto.

     j) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424 of the Code, or any successor provision thereto.

3. ADMINISTRATION

     a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

     b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

     The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted, (ii) determine the types of Awards to be granted, (iii) determine the number of shares to be covered by or used for reference purposes for each Award, (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate, (v) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment and (vi) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

     The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

     c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

     f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company, and their respective successors in interest.

4. SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

     Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 750,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5. PARTICIPATION

     Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company as may be selected by the Administrator from time to time.

6. AWARDS

     The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. Each Award is subject to the terms and conditions provided in the Grant Agreement relating to such Award.

     a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. Options intended to qualify as incentive stock options under Code section 422 and nonqualified options must have an exercise price at least equal to Fair Market Value on the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

     b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

     d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

     e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

7. MISCELLANEOUS

     a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

     b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

     c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     d) Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards, and shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

     Notwithstanding anything in the Plan to the contrary and without the consent of holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

     The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     e) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees or directors of entities who become or are about to become employees or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

     f) Stock Restriction Agreement. As a condition precedent to the grant of any Award under the Plan or the exercise pursuant to such an Award or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee's successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement of the Company, in such form as the Administrator may determine from time to time.

     g) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. However, without the approval of the holders of the majority of the shares of the Company's Common Stock present in person or by proxy at a meeting of the stockholders of the Company and entitled to vote thereon which meeting is duly held in accordance with the applicable laws of the state of the Company's incorporation, or by the written consent of the holders of a majority of the shares of the Company's Common Stock entitled to vote thereon, no change may be made by the Board of Directors that increases the number of shares that may be issued under the Plan, materially increases the benefits accruing to participants under the plan, or materially modifies the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an Award grantee, affect his or her rights under an Award previously granted to him or her. With the consent of the grantees affected (if so required hereby), the Board of Directors may amend outstanding Grant Agreements in a manner not inconsistent with the Plan, provided, however, that no such amendment may provide for the repricing to a lower exercise price of any previously issued and outstanding stock option at any time during the term of such option (except in the context of a stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares or the like which event affects similarly all of the Company's outstanding shares of Common Stock) without the prior affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote thereon.

     h) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time.

     i) Compliance with Securities Laws; Listing and Registration. Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of stock certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 and the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee. The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

     j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

     k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

     l) Effective Date, Termination Date. The Plan is effective as of the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                             BLAIR CORPORATION LOGO

                                  DETACH CARD
--------------------------------------------------------------------------------

          BLAIR CORPORATION LOGO
                                     THIS PROXY IS SOLICITED ON BEHALF OF
                                 THE BOARD OF DIRECTORS OF BLAIR CORPORATION

          The undersigned hereby appoints Murray K. McComas, David A. Blair, and Bryan J. Flanagan, and each of them with power of
    P     substitution in each, as proxies to represent the undersigned
    R     at the annual meeting of the stockholders of Blair Corporation,
    O     to be held at the Library Theatre, 302 Third Avenue West,
    X     Warren, Pennsylvania on Tuesday, April 15, 2003 at 11:00 A.M.
    Y and at any adjournments thereof, to vote the same number of shares and as fully as the undersigned would be entitled to vote if then personally present in the manner directed by the undersigned.

          THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1.

          1. THE ELECTION OF DIRECTORS
              FOR all nominees listed below [ ]        WITHHOLD AUTHORITY [ ]
              (except as shown below                   to vote for all
              to the contrary)                         nominees listed below

              Steven M. Blair, Robert D. Crowley, Harriet Edelman, Bryan J. Flanagan, John O. Hanna, Craig N. Johnson,
              Murray K. McComas, Thomas P. McKeever, Ronald L.
              Ramseyer, Michael A. Schuler, John E. Zawacki

              (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

          THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 2000 OMNIBUS STOCK PLAN IN ITEM 2.

          2. AMENDMENT TO INCREASE THE COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2000 OMNIBUS STOCK PLAN:
                                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

          THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS IN ITEM 3.

          3. RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS:
                                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

               (Continued and to be signed, on the reverse side)

                             Blair Building Picture

           BLAIR CORPORATION HEADQUARTERS
                  220 Hickory Street
                Warren, Pennsylvania

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN ITEM 1, FOR THE AMENDMENT TO THE 2000 OMNIBUS STOCK PLAN IN ITEM 2, AND FOR THE RATIFICATION OF AUDITORS IN ITEM 3; AND THE PROXIES ARE AUTHORIZED, IN ACCORDANCE WITH THEIR JUDGMENT, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                               DATE:               , 2003
                                                     --------------

                                               --------------------------

                                               --------------------------
                                                      (Sign here)

                                               INSTRUCTIONS: The signer
                                               hereby revokes all proxies
                                               heretofore given by the
                                               signer to vote at said
                                               meeting or any
                                               adjournments thereof.
                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               trustee, administrator or
                                               guardian, please give full
                                               title as such.

            PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO NATIONAL CITY BANK, P.O. BOX 94509,
                          CLEVELAND, OHIO 44101-9854.